Exhibit 10.2

UNANIMOUS WRITTEN CONSENT OF THE MEMBERS OF THE BOARD OF DIRECTORS OF NANO MOBILE HEALTHCARE, INC.

The undersigned, constituting all of members of the Board of Directors (the “Board”) of Nano Mobile Healthcare, Inc., a Delaware Corporation (the “Corporation”), by written consent pursuant to the authority contained in the corporate laws of the State of Nevada and without the formality of convening a meeting, do hereby adopt the following resolutions by unanimous written consent in accordance with Section 78.320 of the Nevada Revised Statute, to be effective as of the 29th day of July 2026.

WHEREAS, the Board believes that it is in the best interests of the Corporation to appoint new directors, a new CEO, and a new Chairman, Secretary, and Treasurer.

WHEREAS, the Board believes that it is in the best interests of the Corporation to elect and appoint the following persons to the listed positions below.

NOW THEREFORE,

BE IT RESOLVED, that the Corporation is hereby authorized to appoint the following persons to the positions listed below:

1. Cheng Chung Sing (Byron) as Director and Chairman of the Board of Directors;

2. Cheng Chung Yu (Neptune (HK)) as Director and CEO; and

3. Angel Yik as Director, Secretary, and Chief Financial Officer (CFO).

RESOLVED FURTHER, that the Corporation appoints the following persons to the positions listed below:

1. Cheng Chung Sing (Byron) as Director and Chairman of the Board of Directors

2. Cheng Chung Yu (Neptune (HK)) as Director and CEO;

3. Angel Yik as Director, Secretary, and Chief Financial Officer (CFO)

RESOLVED FURTHER, that the Corporation hereby indemnify the previous directors, of liabilities for actions taken as directors of the Corporation starting September 15, 2022 through July 29, 2026.

RESOLVED FURTHER, that the officers of the Corporation be and hereby are authorized, empowered and directed to take any and all actions and to execute, deliver and file any and all agreements, instruments and documents as the officer or officers so acting shall determine to be necessary or appropriate to consummate the transactions contemplated by the foregoing resolutions. The taking of such action is to be conclusive evidence that the same was deemed to be necessary or appropriate and was authorized hereby.

The undersigned, constituting the entire Board of Directors, hereby consent to and adopt the foregoing.

//_Roy Watson____________________

Roy Watson, President and Director

Acknowledged by:

//__Cheng Chung Sing__________________________

Cheng Chung Sing, Incoming Chairman and Director